UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2010

ProUroCare Medical Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000–51774

Nevada	20–1212923
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6440 Flying Cloud Drive, Suite 101, Eden Prairie, Minnesota 55416
(Address of principal executive offices, including zip code)

(952) 476–9093
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 10, 2010, ProUroCare Medical Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”).  A copy of the slide presentation presented by the Company at the Meeting is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	ProUroCare Medical Inc. Slide Presentation, dated August 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProUroCare Medical Inc.

By:	/s/ Richard C. Carlson
Richard C. Carlson
Chief Executive Officer

Date: August 10, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	ProUroCare Medical Inc. Slide Presentation, dated August 10, 2010